OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                                                               REPORT DATE: 10/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER                                                       POOL REPORT #2
REMITTANCE REPORT                                                                                     Page 1 of 6
REPORTING MONTH:       30-Sep-2002


                                             Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------
     Beginning                                                                                 Ending
     Principal      Scheduled         Prepaid           Liquidated                            Principal
      Balance       Principal        Principal           Principal         Pre-Funding         Balance
-----------------------------------------------------------------------------------------------------------
  168,903,594.03    (160,627.83)   (1,423,618.94)                 0.00     52,137,499.61    219,456,846.87
===========================================================================================================


   Scheduled                        Scheduled                          Transfer from                           Amount
     Gross           Servicing      Pass Thru       Liquidation          Prefunding       Unrecoverable     Available for
    Interest            Fee          Interest        Proceeds             Account            Advances        Distribution
---------------------------------------------------------------------------------------------------------------------------

   1,943,750.25       140,753.00   1,802,997.25              0.00                 0.39              0.00      3,527,997.41
===========================================================================================================================



                                   Prefunding Account
----------------------------------------------------------------------------------------
     Beginning                    Distribution to     Distribution to         Ending
      balance        Deposit          Seller        Certificateholders       balance
----------------------------------------------------------------------------------------

   52,137,500.00           0.00    (52,137,499.61)               (0.39)             0.00
========================================================================================


                                           Certificate Account
-----------------------------------------------------------------------------------------------------------
                           Deposits
     Beginning    -------------------------------                           Investment         Ending
      Balance       Principal        Interest         Distributions          Interest          Balance
-----------------------------------------------------------------------------------------------------------

      650,458.38   2,517,582.61      1,599,707.17        (2,910,718.63)           675.38      1,857,704.91
===========================================================================================================


                                   P&I Advances at Distribution Date
               -----------------------------------------------------------------------

                    Beginning     (Recovered)        Current             Ending
                     Balance       (Advances)        Advances           Balance
               -----------------------------------------------------------------------

                           0.00           0.00         33,644.79            33,644.79
               =======================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                                                                  REPORT DATE:  10/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER                                                          POOL REPORT #2
REMITTANCE REPORT                                                                                        Page 2 of 6
REPORTING MONTH:                                                    30-Sep-2002


Class B Crossover Test                                                                                       Test Met?
-------------------------------------------------------------------------------------                   ---------------------

(a) Distribution date on or after March 2007                                                                     N


(b) Average 60 day Delinquency rate (less than or equal to)     7.0%                                           #DIV/0!




(c) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates
                          Distribution Date

                   Mar 2006 - Aug 2008                         8.50%                                             NA
                   Sep 2008 - Aug 2009                         9.75%                                             NA
                   Sep 2009 - Feb 2012                         12.75%                                            NA
                   Mar 2012 and thereafter                     14.50%                                            NA


(d) Current realized loss ratio (less than or equal to)        4.00%                                             Y

(e) Does subordinated cert. percentage equal or
     exceed                                                    62.700%
     of stated scheduled pool balance

                   Beginning M balances                                                    38,373,000.00
                   Beginning B balances                                                    21,133,000.00
                   Overcollateralization                                                   13,903,586.20
                                                                                    ---------------------
                                                                                           73,409,586.20
                   Divided by beginning pool
                   balance                                                                221,041,094.03
                                                                                    ---------------------
                                                                                                 33.211%         N
                                                                                    =====================

Average 60 day delinquency ratio:

                                     Over 60s         Pool Balance              %
                        ------------------------------------------------------------------
Current Mo                            109,734.94          219,456,846.87       0.05%
1st Preceding Mo                            0.00          168,903,594.03       0.00%
2nd Preceding Mo                            0.00                    0.00      #DIV/0!
                                                              Divided by         3
                                                                         ------------------
                                                                              #DIV/0!
                                                                         ==================

Cumulative loss ratio:

                               Cumulative losses                    0.00
                                                -------------------------
Divided by Initial Certificate Principal                  222,453,586.20      0.000%
                                                                         ==================



Current realized loss ratio:

                                     Liquidation               Pool
                                        Losses                Balance
                        -------------------------------------------------
Current Mo                                  0.00          168,903,594.03
1st Preceding Mo                            0.00          170,316,086.20
2nd Preceding Mo                            0.00                    0.00
                        -------------------------------------------------
                                            0.00          113,073,226.74
                                                                              0.000%
                                                                         ==================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C             REPORT DATE:       10/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER     POOL REPORT #      2
REMITTANCE REPORT                                   Page 3 of 6
REPORTING MONTH:  30-Sep-2002


                                                Delinquency Analysis
                  -----------------------------------------------------------------------------------------------
                                             31 to 59 days    60 to 89 days    90 to 119 days     120 to 149 days
                                             --------------  ---------------  ----------------  -----------------
                  No. of       Principal         Principal         Principal        Principal          Principal
                   Loans         Balance     #     Balance    #      Balance    #     Balance     #      Balance
                  -----------------------------------------------------------------------------------------------
Excluding Repos   4,007   219,420,260.76    19   915,986.06   2     73,148.83   0      0.00       0       0.00

          Repos       1        36,586.11     0         0.00   1     36,586.11   0      0.00       0       0.00
                  -----------------------------------------------------------------------------------------------

          Total   4,008   219,456,846.87    19   915,986.06   3    109,734.94   0      0.00       0       0.00
                  ===============================================================================================
                                                    Excluding Repos 90 days & Over:               0       0.00
                                                                                       ==========================

                  ------------------------------------------------------------------------------
                  150 to 179 days      180 to 209 days    210 days and Over    Total Delinq.
                  ------------------  -----------------  -------------------  ------------------
                          Principal           Principal           Principal           Principal
                  #         Balance     #       Balance     #      Balance      #       Balance
                  ------------------------------------------------------------------------------
Excluding Repos   0         0.00        0        0.00       0        0.00      21     989,134.89

          Repos   0         0.00        0        0.00       0        0.00       1      36,586.11
                  ------------------------------------------------------------------------------

          Total   0         0.00        0        0.00       0        0.00      22   1,025,721.00
                  ==============================================================================
                  Repos 90 days & Over: 0        0.00                         0.5%          0.47%
                                        =============                         ==================


                                           Repossession Analysis
                   ----------------------------------------------------------------------
                   Active Repos         Reversal        Current Month
                   Outstanding        (Redemption)          Repos        Cumulative Repos
                   ---------------------------------------------------------------------
                        Principal          Principal         Principal         Principal
                   #      Balance     #      Balance    #      Balance   #       Balance
                   ----------------------------------------------------------------------
                   1    36,586.11     0         0.00    1    36,586.11   1    36,586.11

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                REPORT DATE:   10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER        POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH:        30-Sep-2002                    Page 4 of 6

REPOSSESSION LIQUIDATION REPORT

                     Liquidated                                                     Net
  Account  Customer   Principal     Sales     Insur.    Total     Repossession  Liquidation   Unrecov.  FHA Insurance
   Number    Name      Balance    Proceeds   Refunds   Proceeds      Expenses     Proceeds    Advances    Coverage
----------------------------------------------------------------------------------------------------------------------
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00
                                                           0.00                       0.00

    Net       Current
 Pass Thru   Period Net  Cumulative
  Proceeds  Gain/(Loss)  Gain/(Loss)
-------------------------------------
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00
     0.00          0.00

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                REPORT DATE:   10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER        POOL REPORT # 2
REMITTANCE REPORT
REPORTING MONTH:        30-Sep-2002                    Page 4 of 6

REPOSSESSION LIQUIDATION REPORT


                     Liquidated                                                     Net
  Account  Customer   Principal     Sales     Insur.    Total     Repossession  Liquidation   Unrecov.  FHA Insurance
   Number    Name      Balance    Proceeds   Refunds   Proceeds      Expenses     Proceeds    Advances    Coverage
----------------------------------------------------------------------------------------------------------------------
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                                                          0.00                        0.00
                     -------------------------------------------------------------------------------------------------
                           -          0.00     0.00       0.00          0.00          0.00       0.00         0.00
                     =================================================================================================


                    Net       Current
                 Pass Thru   Period Net  Cumulative
                  Proceeds  Gain/(Loss)  Gain/(Loss)
                -------------------------------------

                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                      0.00        0.00
                -------------------------------------
                      0.00        0.00         0.00
                =====================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                  REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC - SERVICER           POOL REPORT #2
REMITTANCE REPORT
REPORTING MONTH:         30-Sep-2002                      Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                                                                             Beginning                             Ending
                                                 Original       Beginning    Principal    Current      Current    Principal
Senior                                          Certificate    Certificate   Shortfall   Principal    Principal   Shortfall
Certificates                                      Balance        Balance     Carry-Over     Due         Paid      Carry-Over
                                               -----------------------------------------------------------------------------
A-1                                            149,044,000.00 147,631,507.83            1,584,247.16 1,584,247.16
                                                                          --                                   --
                                                                          --                                   --
                                                                          --                                   --
                                               -----------------------------------------------------------------------------
Total Certificate Principal Balance            149,044,000.00 147,631,507.83         -- 1,584,247.16 1,584,247.16         --
                                               =============================================================================


                                                                             Beginning                             Ending
                                                 Original       Beginning    Principal    Current      Current    Principal
Subordinate                                     Certificate    Certificate   Shortfall   Principal    Principal   Shortfall
Certificates                                      Balance        Balance     Carry-Over     Due         Paid      Carry-Over
                                               -----------------------------------------------------------------------------

M-1                                             22,245,000.00  22,245,000.00         --           --           --         --
M-1 Outstanding Writedown                                                 --


M-2                                             16,128,000.00  16,128,000.00         --           --           --         --

M-2 Outstanding Writedown                                                 --


B-1                                              7,230,000.00   7,230,000.00         --           --           --         --
B-1 Outstanding Writedown                                                 --


B-2                                             13,903,000.00  13,903,000.00         --           --           --         --
B-2 Outstanding Writedown                                                 --


Excess Asset Principal Balance                  13,903,586.20  13,903,586.20         --           --           --         --
                                               -----------------------------------------------------------------------------
Total Excluding Writedown Balances              73,409,586.20  73,409,586.20         --           --           --         --
                                               =============================================================================

All Certificates Excluding Writedown Balances  222,453,586.20 221,041,094.03         -- 1,584,247.16 1,584,247.16         --
                                               =============================================================================
                                               Accelerated
                                                Principal       Ending                 Principal Paid
Senior                                        Distribution   Certificate      Pool      Per $1,000
Certificates                                     Amount        Balance       Factor    Denomination
                                              --------------------------------------------------------
A-1                                            453,140.65  145,594,120.02    0.98           13.67


                                              ----------------------------
Total Certificate Principal Balance            453,140.65  145,594,120.02
                                              ============================

                                                            Accelerated
                                                Current      Principal       Ending                 Principal Paid
Subordinate                                    Writedown/   Distribution   Certificate      Pool      Per $1,000
Certificates                                   (Writeup)       Amount        Balance       Factor    Denomination
                                              --------------------------------------------------------------------

M-1                                                                       22,245,000.00     1.00           --
M-1 Outstanding Writedown                           --                              --

M-2                                                                       16,128,000.00     1.00           --
M-2 Outstanding Writedown                           --                              --

B-1                                                                        7,230,000.00     1.00           --
B-1 Outstanding Writedown                           --                              --

B-2                                                                       13,903,000.00     1.00           --
B-2 Outstanding Writedown                           --                              --

Excess Asset Principal Balance                              (453,140.65)  14,356,726.85
                                                ---------------------------------------
Total Excluding Writedown Balances                  --      (453,140.65)  73,862,726.85
                                                =======================================

All Certificates Excluding Writedown Balances       --            --     219,456,846.87
                                                =======================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-C                                               REPORT DATE: 10/07/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC -  SERVICER                                       POOL REPORT #2
REMITTANCE REPORT
REPORTING MONTH       30-Sep-2002                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



                                                        Beginning                                  Ending
Senior                                                  Carryover      Interest      Interest     Carryover
Certificates                                  Coupon     Balance       Accrued         Paid        Balance
                                             ---------------------------------------------------------------
A-1                                            5.41%             -    665,572.05    665,572.05             -

                                                                 -             -             -             -

                                                                 -             -             -             -

                                                                 -             -             -             -

A-I0                                           6.00%             -    278,000.00    278,000.00             -
                                                        ----------------------------------------------------

Total                                                            -    943,572.05    943,572.05             -
                                                        ====================================================


                                              Interest
                                              Paid Per
Senior                                         $1,000       Total Class
Certificates                                Denomination   Distribution
                                            ----------------------------
A-1                                               4.47     2,702,959.86

                                            #DIV/0!                   -

                                            #DIV/0!                   -

                                            #DIV/0!                   -

A-I0                                                         278,000.00
                                                          -------------

Total                                                      2,980,959.86
                                                          =============


                                                        Beginning                                  Ending
Subordinate                                             Carryover      Interest      Interest     Carryover
Certificates                                  Coupon     Balance       Accrued         Paid        Balance
                                             ---------------------------------------------------------------

M-1                                            6.89%             -    127,723.38    127,723.38             -
Writedown interest                                               -             -             -             -

M-2                                            8.18%             -    109,939.20    109,939.20             -
Writedown interest                                               -             -             -             -
Certificateholders Interest Carryover Amount                     -             -             -

B-1                                            8.50%             -     51,212.50     51,212.50             -
Writedown interest                                               -             -             -             -
Certificateholders Interest Carryover Amount                     -             -             -

B-2                                            9.49%             -    104,192.79    104,192.79             -
Writedown interest                                               -             -             -             -
Certificateholders Interest Carryover Amount                     -      5,756.77      5,756.77             -

X                                                                -    453,140.65             -    453,140.65

R                                                                -             -             -             -

Service fee                                    1.00%             -    140,753.00    140,753.00             -

Current trustee fees                                                    7,459.91      7,459.91             -
                                                        ----------------------------------------------------

Total                                                            -  1,000,178.20    547,037.55    453,140.65
                                                        ====================================================

All Certificates                                                 -  1,943,750.25  1,490,609.60    453,140.65
                                                        ====================================================




                                                Interest
                                                paid per
Subordinate                                      $1,000       Total Class
Certificates                                  denomination   Distribution
                                              ----------------------------

M-1                                                 5.74       127,723.38
Writedown interest

M-2
Writedown interest                                  6.82       109,939.20
Certificateholders Interest Carryover Amount

B-1
Writedown interest                                  7.08        51,212.50
Certificateholders Interest Carryover Amount

B-2
Writedown interest                                  7.91       109,949.56
Certificateholders Interest Carryover Amount

X
                                                                        -
R
                                                                        -
Service fee
                                                               140,753.00
Current trustee fees
                                                                 7,459.91
                                                          ---------------
Total
                                                               547,037.55
                                                          ===============
All Certificates
                                                             3,527,997.41    3,527,997.41
                                                          ===============


                Cumulative X Interest Carryover              453,140.65
                Cumulative Accelerated Prin. Disb.          (453,140.65)
                                                        ---------------
                Cumulative Losses                                  0.00
                                                        ===============